Exhibit 99.2

A National Leader in Growth Stage Lending Fourth Quarter and Full Year 2021 Investor Presentation

© 2022 Trinity Capital Inc. | 2 Trinity Capital Inc. (the “Company”) cautions that this presentation may contain forward-looking statements that are based on current expectations and assumptions about future events, and which are not based in historical fact. The forward-looking statements in this presentation are based on current conditions as of the date of this presentation, and include, but are not limited to, statements regarding our financial objectives, beliefs, strategies, anticipated future operating results and cash flows, operating expenses, investment originations and performance, available capital, and payment of future dividends and stockholder returns. Although our management believes that the expectations reflected in any forward-looking statements are reasonable, actual results could differ materially from those expressed or implied in the forward-looking statements. By their nature, these forward-looking statements involve numerous assumptions, uncertainties and risks, both general and specific. The risk exists that these statements may not be fulfilled. We caution readers of this presentation not to place undue reliance on these forward-looking statements, as a number of factors could cause future Company results to differ materially from these statements. Forward-looking statements may be influenced in particular by factors such as fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes in economic, political and regulatory conditions, including as a result of the coronavirus (COVID-19) pandemic. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events. Historical results discussed in this presentation are not indicative of future results. The information disclosed in this presentation is made as of the date hereof and reflects Trinity Capital Inc.’s current assessment of its financial performance for the most recent period reported. Actual financial results filed with the Securities and Exchange Commission in the future may differ from those contained herein in the event of additional adjustments recorded prior to the filing of its financial statements. The information contained in this presentation should be viewed in conjunction with Trinity Capital Inc.'s most recently filed Quarterly Report on Form 10-Q, Annual Report on Form 10-K or Registration Statement on Form 424B1. We undertake no obligation to update the information contained herein to reflect subsequently occurring events or circumstances, except as required by applicable securities laws and regulations. This presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy our common stock or any other securities nor will there be any sale of the common stock or any other securities referred to in this presentation in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by Trinity Capital Inc. or as legal, accounting or tax advice. FORWARD LOOKING STATEMENTS | DISCLAIMER

© 2022 Trinity Capital Inc. | 3 Company & Strategic Overview Financial Highlights Portfolio Highlights Venture Capital and Lending Market 4 13 23 30 34 Supplemental Information 36 Analyst Coverage INVESTOR PRESENTATION | AGENDA

COMPANY OVERVIEW

TRINITY CAPITAL OVERVIEW

Structure | Ticker	**Internally Managed - Business Development Company | Nasdaq - TRIN**			
Business	**Secured loans and equipment financing to growth stage companies backed by technology banks, venture capital and private equity firms**			
Market Capitalization	**$500.5 Million**(1) Market Cap	**$16.40**(2) NAV per Share		
Annualized Dividend Yield	**8.2%**(3) December 31, 2021			
14 Year Track Record(4)	**$27.7 Billion** Opportunities	**$1.69 Billion** Fundings	**221** Investments	**131** Exits
Portfolio(2)	**73 Companies** Debt Positions	**65 Companies** Warrant Positions	**17 Companies** Equity Positions	
Liquidity(2)	**$254.8 Million** Available Liquidity	**BBB** Investment Rating(5)	**Debt to Equity** 104%	

(1) Based on the closing price of TRIN on March 2, 2022.

(2) As of December 31, 2021.

(3) Annualized based on the $0.36 dividend declared for Q4 2021 and a closing stock price of $17.58 on December 31, 2021

(4) Historical information includes information and data related to Trinity Capital's predecessor funds, the first of which was launched in 2008, through December 31, 2021. The predecessor funds were merged with and into Trinity Capital on January 16, 2020, immediately after which Trinity Capital began operating as a business development company.

(5) Credit rating assigned by Egan-Jones Ratings Company, an independent, unaffiliated rating agency. A credit rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. There can be no assurance that this rating will remain for any given period-of-time.

TRINITY CAPITAL

© 2022 Trinity Capital Inc.

5

© 2022 Trinity Capital Inc. | 6 We understand the growth stage world and provide more than money to our portfolio company partners Deep Operating Experience ▪ Highly experienced executive team with startup experience ▪ Decades of in-depth high-tech experience ▪ Numerous U.S. and International patents issued One Stop – Loans & Equipment Financing ▪ Providing term loans and equipment financing to growth stage companies ▪ Flexible financing solutions based on the company’s requirement ▪ Financing solutions to a highly fragmented, underserved market Robust & Scalable Platform ▪ Robust and scalable systems for origination, underwriting and monitoring ▪ Separation of origination, underwriting and monitoring duties aides “positive feedback” loop ▪ 41 dedicated professionals with a unique culture built over 14+ years WHY IS TRINITY DIFFERENT

© 2022 Trinity Capital Inc. | 7 SEED SEED INVESTMENT PROFITABILITY EARLY GROWTH STAGE LATER TECHNOLOGY PROVEN PRODUCT DEVELOPED SALES DEVELOPMENT & REVENUE REVENUE GROWTH C O M P A N Y V A L U A T I O N COMPANY MILESTONES Trinity Investment Horizon Execution Risk vs. Technology Risk INVESTMENT HORIZON Growth Stage Companies are generally defined as having active equity sponsors, annual revenues up to $100 million and are past technology risk

© 2022 Trinity Capital Inc. | 8 Term Loans Axiom Space is developing the world’s first commercial space station. ▪ Investor Syndicate C5 Capital, TQS Advisors, Declaration Partners ▪ Use of Loan General corporate purposes Petal's aim is to bring financial innovation and opportunity to everyone, using modern technology to help people build credit, avoid debt, and spend responsibly. ▪ Investor Syndicate Tarsadia Investments, Valar Ventures, CUNA Mutual ▪ Use of Loan Extension of runway Select Examples SENIOR & SUBORDINATED TERM LOANS 01 SENIOR / SUBORDINATED LOAN Work With The Banks 02 BACKED BY INSTITUTIONAL CAPITAL Companies Have Raised Equity 03 STILL BURNING CASH Companies in Growth Mode and Still Burning Cash

© 2022 Trinity Capital Inc. | 9 Equipment Financing Select Examples EQUIPMENT FINANCING 01 COMPANIES WITH CAPEX REQUIREMENTS Manufacturing Equipment and Hard Assets 02 HARDWARE AS A SERVICE Equipment at Customer Location 03 INDUSTRY AGNOSTIC Nature’s Fynd is a food company creating versatile alternative proteins to nourish the world’s growing popula- tion while nurturing the planet. ▪ Investor Syndicate SoftBank, Breakthrough Energy Ventures, Blackstone Strategic Partners ▪ Use of Equipment Financing Food production equipment Emerald Cloud Lab is a remote-controlled life science laboratory that allows scientists to conduct their experiments without being anchored to a physical lab. ▪ Investor Syndicate Founders Fund, Schooner Capital, Alcazar Capital ▪ Use of Equipment Financing Laboratory Equipment

© 2022 Trinity Capital Inc. | 10 Continued investment in our team and platform ▪ We’ve added to the team over the last year ▪ Robust Pipeline activity – 44% increase in opportunities compared to 2020 The VC ecosystem has been incredibly resilient ▪ Venture Capital funding nearly doubled in 2021 - $330 Billion(1) ▪ US VCs closed 730 funds totaling $128 billion(1) Focusing on areas that we think are attractive ▪ Identified certain industries and company profiles that help reduce risk in this environment ▪ Large underserved market to growth stage companies (1) Pitchbook NVCA Venture Monitor Q4 2021 CURRENT MARKET CONDITIONS AND OPPORTUNITIES Attractive Growth Opportunity in the Debt and Equipment Financing Space

© 2022 Trinity Capital Inc. | 11 Multiple shared portfolio companies with top Venture Capital Firms We have established inter-creditor agreements with the banks Combining with bank debt results in a lower blended cost to our customers We provide equipment financing and incremental debt capital Relationships with top market share banks catering to majority of VC-backed companies PARTNERSHIP WITH TOP VCs AND TECHNOLOGY BANKS

© 2022 Trinity Capital Inc. | 12 Investor Syndicate Revenue & Gross Margins Business Model (1) Includes historical information of Trinity Capital's predecessor funds, the first of which was launched in 2008, through December 31, 2021. Past performance is not indicative of future results. Investment results may vary significantly over any given time period. FINANCIALS DEBT STRUCTURE CAPITALIZATION MANAGEMENT PRODUCT & MARKET Product Differentiation Market Potential Industry & Start-up Experience BOD Make-up Fund Vintage & Dry Capital Collateral Cash Life UNDERWRITING APPROACH AND RISK MITIGATION Disciplined investment approach keeps our annualized loss rate at 24 Bps and is more than offset by realized gains on warrant/equity investments (1)

FINANCIAL HIGHLIGHTS

© 2022 Trinity Capital Inc. | 14 ▪ Total Investment Income of $23.6M ▪ Net Investment Income (“NII”) of $10.6M ▪ Net Interest Margin (“NIM”) of $10.6% ▪ NII per share of $0.39 provides 108% distribution coverage ▪ Increased the fourth quarter dividend distribution to $0.36 per share, an increase of 9.1% over the dividend declared in the prior quarter Robust Earnings Leading Originations Platform Portfolio Assets Liquidity Credit Rating ▪ Total Debt Investments (at cost): $740.9M ▪ Total Investments (at cost): $797.9M ▪ Effective Yield: 15.2% ▪ Core yield: 13.2% ▪ Debt & equity commitments in Q4 2021: $247.9M ▪ Debt & equity fundings in Q4 2021: $197.5M ▪ Net portfolio growth at Cost: $159.1M ▪ Net portfolio growth at FMV: $196.2M ▪ $254.8M available liquidity (subject to existing terms and covenants of the Company’s credit facilities) ▪ Debt to Equity 104% ▪ Egan Jones BBB(1) ▪ Stable Outlook Q4 2021 HIGHLIGHTS (1) Credit rating assigned by Egan-Jones Ratings Company, an independent, unaffiliated rating agency. A credit rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. There can be no assurance that this rating will remain for any given period of time.

© 2022 Trinity Capital Inc. | 15 For the three months ended (In 000’s, except per share amounts) 12/31/2021 09/30/2021 06/30/2021 3/31/2021 12/31/2020 Total Investment Income $23,607 $21,790 $19,476 $17,320 $15,340 Interest expense and other debt financing costs 6,241 5,112 4,425 4,616 4,340 Compensation and benefits 4,475 3,677 3,370 3,996 4,482 General and administrative 2,315 1,878 1,601 1,455 1,232 Total Operating Expenses 13,031 10,667 9,396 10,067 10,054 Net Investment Income (NII) 10,576 11,123 10,080 7,253 5,286 Net Realized Gain / (Loss) from Investments 7,452 666 1,995 2,595 (5,029) Net Change in Unrealized Appreciation / (Depreciation) from Investments 37,082 15,392 12,630 15,476 8,995 Costs related to the acquisition of Trinity Capital Holdings, LLC. and Legacy Funds ---- 472 Net Increase (Decrease) in Net Assets from Operations $55,110 $27,181 $24,705 $25,324 $9,724 Net Investment Income (NII) per Share – Basic $0.39 $0.42 $0.38 $0.31 $0.29 Net Increase (Decrease) in Net Assets resulting from Operations per Share – Basic $2.03 $1.02 $0.93 $1.08 $0.53 Weighted Average Shares Outstanding – Basic 27,201 26,641 26,479 23,555 18,261 QUARTERLY INCOME STATEMENT

© 2022 Trinity Capital Inc. | 16 INCOME SOURCE & PORTFOLIO YIELD TRENDS $448 $464 $521 $578 $741 13.0% 13.7% 13.4% 13.1% 13.2% 14.5% 15.6% 15.9% 15.8% 15.2% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% $200 $300 $400 $500 $600 $700 $800 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 PORTFOLIO YIELDS Total Debt Investments (Cost, $ in million) Core Yield (excluding fee income) Effective Yield (including fee income) Strong Effective Yields Produces Solid Investment Income 63.8% 64.0% 61.9% 64.6% 69.8% 26.0% 23.8% 20.9% 18.3% 17.5% 10.1% 12.2% 17.1% 17.1% 12.7% $- $3,000 $6,000 $9,000 $12,000 $15,000 $18,000 $21,000 $24,000 4Q20 1Q21 2Q21 3Q21 4Q21 SOURCES OF INVESTMENT INCOME IN THOUSANDS Loans - Cash + OID Equipment Financing - Cash + OID Accelarated OID + Fees

© 2022 Trinity Capital Inc. | 17 NET INVESTMENT INCOME PER SHARE BRIDGE

© 2022 Trinity Capital Inc. | 18 BALANCE SHEET

© 2022 Trinity Capital Inc. | 19 GROWING NET ASSET VALUE Accretive NAV per Share Growth Net Asset Value – 11.9% increase this quarter Initial Public Offering in Q1 of 2021 $224.6 $228.6 $237.3 $238.7 $361.6 $379.7 $399.0 $446.5 $12.44 $12.61 $13.01 $13.03 $13.69 $14.33 $14.70 $16.40 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 NAV ($ millions) NAV per Share

© 2022 Trinity Capital Inc. | 20 NET ASSET VALUE (NAV) PER SHARE BRIDGE $13.0 $14.0 $15.0 $16.0 $17.0 $14.70 0.39 0.27 1.40 $16.40 (0.04) (0.36) 0.03

© 2022 Trinity Capital Inc. | 21 Diversified Borrowings ($ in million) at 12/31/21 Funding Source Debt Commitment Outstanding Principle Undrawn Commitment Stated Maturity Interest Rate Notes: 2025 Unsecured Notes $125 $125 - January 16, 2025(1) 7.0% Convertible Notes $50 $50 - December 11, 2025 6.0% August 2026 Unsecured Notes $125 $125 - August 24, 2026 4.375% December 2026 Unsecured Notes $75 $75 - December 15, 2026 4.25% Bank Facility: KeyBank Credit Facility $300 $81 $219 October 27, 2026 3-month Libor + 3.25% Credit Suisse Credit Facility $300 $10 $290 January 8, 2022 3-month Libor + 3.25% DEBT CAPITAL STRUCTURE (1) Callable at par in January 2023

© 2022 Trinity Capital Inc. | 22 $0.22 $0.49 $0.76 $1.03 $1.31 $1.60 $1.93 $2.29 $- $0.50 $1.00 $1.50 $2.00 $2.50 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Cumulative Distributions per share Total Dividends Distributable Net Income covered dividends by 108% in Q4’2021 Strong Earnings and Dividend Growth Consistently paid a quarterly dividend since formation in Q1 2020 SOLID SHAREHOLDER RETURNS

PORTFOLIO HIGHLIGHTS

(1) Based on Fair Market Value © 2022 Trinity Capital Inc. | 24 Industry Diversification(1) Geography Diversification(1) 25.4% 18.5% 12.3% 7.5% 5.1% 4.5% 4.7% 22.0% Professional, Scientific, and Technical Services Manufacturing Information Healthcare and Social Assistance Real Estate Retail Trade Space Research and Technology Finance and Insurance Industry Diversification(1) Other <= 4.5% individual industry Agriculture, Forestry, Fishing and Hunting Pharmaceutical Educational Services Administrative and Support and Waste Management Rental and Leasing Services Construction Wholesale Trade 50.7% 8.1% 2.7% 7.0% 0.1% 24.5% 6.9% PORTFOLIO DIVERSIFICATION As of December 31, 2021 Utilities

© 2022 Trinity Capital Inc. | 25 PORTFOLIO SUMMARY (1) Based on Fair Market Value $468,869 $108,794 $72,066 $27,517 Total Portfolio: By Type At Fair Value as of September 30, 2021 I n $ 0 0 0 Secured Loan Equipment Financing Equity Warrant $551,894 $184,074 $100,732 $36,770 Total Portfolio: By Type At Fair Value as of December 31, 2021 I n $ 0 0 0 Secured Loan Equipment Financing Equity Warrant December 31, 2021 September 30, 2021 Cost Fair Value Cost Fair Value Type Amount % Amount % Amount % Amount % Secured Loan $557,627 69.8% $551,894 63.2% $474,412 74.3% $468,869 69.2% Equipment Financing 183,298 23.0% 184,074 21.1% 108,812 17.0% 108,794 16.1% Equity 42,046 5.3% 100,732 11.5% 40,677 6.4% 72,066 10.6% Warrants 14,885 1.9% 36,770 4.2% 14,813 2.3% 27,517 4.1% Total $797,856 100.0% $873,470 100.0% $638,714 100.0% $677,246 100.0%

© 2022 Trinity Capital Inc. | 26 PORTFOLIO TRENDS (1) Based on outstanding principal (2) Based on Fair Market Value 74.6% 67.9% 50.7% 40.0% 43.2% 25.4% 32.1% 49.3% 60.0% 56.8% 4Q20 1Q21 2Q21 3Q21 4Q21 FIXED VS FLOATING DEBT INVESTMENTS(1) Fixed Floating 65.0% 62.6% 66.4% 69.2% 63.2% 23.9% 20.2% 16.1% 21.1% 6.6% 9.3% 8.8% 10.6% 11.5% 3.6% 4.2% 4.6% 4.1% 4.2% 4Q20 1Q21 2Q21 3Q21 4Q21 TOTAL PORTFOLIO BY INVESTMENT TYPE(2) Loans Equipment Finance Equity Warrant 22.0% Pivoting to floating rate portfolio Strong Asset Diversification

© 2022 Trinity Capital Inc. | 27 HYPOTHETICAL WARRANT UPSIDE • Investment of $19.1 million (50%) • Proceeds of $38.1 million (2X) • Cost of $26.5 million • Potential gain of $11.6 million or $0.43 per share • Investment of $19.1 million (50%) • Proceeds of $57.2 million (3X) • Cost of $26.5 million • Potential gain of $30.7 million or $1.13 per share • Investment of $19.1 million (50%) • Proceeds of $76.3 million (4X) • Cost of $26.5 million • Potential gain of $49.8 million or $1.83 per share Recent and Pending Portfolio Company M&A Liquidity Events ▪ Footprint and E la Carte (dba Presto) have entered into definitive merger agreements with Special Purpose Acquisition Companies (SPACs) ▪ Greenlight Bio and Rigetti completed their deSPAC transactions, subsequent to 12/31/21 110 Warrant Positions in 65 Portfolio Companies ▪ GAAP fair value ~ $36.8 million ▪ GAAP cost ~ $14.9 million ▪ ~ $38.1 million in nominal exercise value Hypothetical Models of Potential Warrant Gains at 12/31/21 ▪ Assume that only 50% of warrants will monetize ▪ Cost of exercised warrants is ~ $19.1 million ▪ Based on 27.2 million shares of common stock outstanding at 12/31/21 MULTIPLE MULTIPLE MULTIPLE 2X 3X 4X For Illustration Purposes Only

© 2022 Trinity Capital Inc. | 28 $371 $380 $381 $443 $464 $518 $578 $736 2.9 3.2 3.2 3.2 3.2 3.1 3.1 3.0 1 1.5 2 2.5 3 3.5 $- $100 $200 $300 $400 $500 $600 $700 $800 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Total Debt Investments (FV, $ in million) Weighted Investment Credit Rating Q4 2021 Q3 2021 Q2 2021 Q1 2021 Q4 2020 Very Strong Performance (4.0 – 5.0) $84,785 11.5% $62,872 10.9% $83,915 16.2% $110,278 23.8% $92,519 20.9% Strong Performance (3.0 – 3.9) $236,466 32.1% $224,287 38.8% $204,906 39.5% $164,709 35.4% 212,969 48.0% Performing (2.0 – 2.9) $396,846 53.9% $267,391 46.3% $199,449 38.5% $148,690 32.1% 116,895 26.4% Watch (1.6– 1.9) $13,427 1.8% $16,194 2.8% $29,820 5.7% $39,194 8.5% 19,230 4.3% Default/Workout (1.0 – 1.5) $4,444 0.6% $6,919 1.2% $343 0.1% $812 0.2% 1,606 0.4% Weighted Average 3.0 3.1 3.1 3.2 3.2 Credit risk rating at Fair Value, Q4 2021 – Q4 2020 ($ in thousands) Consistent and Disciplined Underwriting Standards DISCIPLINED CREDIT RATING

© 2022 Trinity Capital Inc. | 29 Select List of Current & Historical Investments DIVERSIFIED PORTFOLIO

VENTURE CAPITAL AND LENDING MARKET

© 2022 Trinity Capital Inc. | 31 US VC Deal Activity VENTURE CAPITAL MARKET Source: Pitchbook NVCA Venture Monitor Q4 2021 $30 $38 $37 $28 $32 $45 $42 $49 $75 $86 $83 $88 $144 $145 $167 $330 3,405 4,406 4,851 4,598 5,515 6,900 8,026 9,510 10,713 11,344 10,215 11,109 11,606 12,490 12,173 17,054 - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 $- $50 $100 $150 $200 $250 $300 $350 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 # of Deals Dollar Invested (billions) VC dollars # of deals

© 2022 Trinity Capital Inc. | 32 US VC Fundraising Activity VENTURE CAPITAL FUNDRAISING Source: Pitchbook NVCA Venture Monitor Q4 2021 $35 $32 $13 $19 $23 $25 $22 $39 $42 $50 $45 $74 $71 $87 $128 $- $20 $40 $60 $80 $100 $120 $140 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Billions Capital Raised ($)

© 2022 Trinity Capital Inc. | 33 VENTURE DEBT MARKET $4 $8 $8 $11 $17 $15 $15 $25 $32 $33 $30 1,071 1,371 1,654 2,031 2,551 2,424 2,652 2,776 3,145 3,074 3,172 - 500 1,000 1,500 2,000 2,500 3,000 3,500 $- $5 $10 $15 $20 $25 $30 $35 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 # of Deals Dollar Invested (billions) Venture Debt # of deals US Venture Debt Deal Activity Source: Pitchbook NVCA Venture Monitor Q4 2021

ANALYST COVERAGE

© 2022 Trinity Capital Inc. | 35 Followed by Seven Firms Trinity Capital is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Trinity Capital’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Trinity Capital or its management. Trinity Capital does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations. Ryan Lynch (initiated coverage 2/23/21) Finian O’Shea (initiated coverage 2/23/21) Brock Vandervliet (initiated coverage 2/23/21) Sarkis Sherbetchyan (initiated coverage 2/23/21) Casey Alexander (initiated coverage 2/23/21) Christopher Nolan (initiated coverage 2/23/21) EXTENSIVE INDUSTRY ANALYST COVERAGE Mitchell Penn (initiated coverage 5/3/21)

SUPPLEMENTAL INFORMATION

© 2022 Trinity Capital Inc. | 37 BUSINESS DEVELOPMENT COMPANY (BDC) REGULATED INVESTMENT COMPANY (RIC) Trinity Capital Inc. is an Internally Managed BDC under the 1940 Act and has Elected to be treated as a RIC for Federal Income Tax Purposes beginning with its Taxable Year ending December 31, 2020 ▪ Regulated by the SEC under the Investment Company Act of 1940 (the “1940 Act”) ▪ Leverage limited to approximately 2:1 debt/equity ▪ Investments are required to be carried at fair value ▪ Majority of Board of Directors must be independent ▪ Offer managerial assistance to portfolio companies ▪ Distribute taxable income as dividend distributions to shareholders, subject to approval by Trinity Capital’s Board of Directors ▪ Mandates asset diversification ▪ Eliminates corporate taxation ▪ Allows for the retention of capital gains and/or spillover of taxable income REGULATION & STRUCTURE

We look forward to our growing partnership. THANK YOU